Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes [Abstract]
INCOME TAXES

9. INCOME TAXES

The Company did not record a federal income tax provision or benefit for each of the three and nine months ended September 30, 2024 and 2023 due to taxable losses. The Company recorded a provision for income taxes for the District of Columbia of $250 and $63 for the three months ended September 30, 2024 and 2023, respectively, thereby reflecting the minimum statutory tax due ($751 and $189 for the nine months ended September 30, 2024 and 2023, respectively).

10. INCOME TAXES

Loss before provision (benefit) for income taxes for the years ended December 31, 2023 and 2022 consisted of the following:

	For the Year Ended December 31,
	2023	2022
United States	$(3,006,861)	$(5,807,367)
Foreign	(806,689)	(369,917)
Total Loss before Income Taxes	$(3,813,550)	$(6,177,284)

The components of the provision (benefit) for income taxes consisted of the following:

	For the Year Ended December 31,
	2023	2022
Current:
Federal	$-	$-
State	250	500
Foreign	-	-
Total current provision (benefit)	250	500
Deferred:
Federal	-	-
State	-	-
Foreign	-	-
Total deferred provision (benefit)	-	-
Total Benefit	$250	$500

The reconciliation between income taxes computed at the U.S. statutory income tax rate to the Company’s provision (benefit) for income taxes for the years ended December 31, 2023 and 2022 are as follows:

	For the Year Ended December 31,
	2023		2022
Benefit for income taxes at 21% rate	$(800,846)	21.0%	$(1,297,230)	21.0%
State income taxes, net of federal benefit	(364,618)	9.6	(478,515)	7.7
Impact of non-U.S. earnings	(33,994)	0.9	(33,897)	0.5
Permanent differences	280,654	(7.4)	-	0.0
Change in fair value of promissory note	(1,129,646)	29.6	-	0.0
Non-deductible interest expense	304,962	-8.0	-	0.0
Other reconciling items, net	2,042,657	(53.6)	683,359	(11.1)
Change in valuation allowance	(298,919)	7.8	1,126,783	(18.2)
Benefit for Income Taxes	$250	(0.1)%	$500	(0.1)%

Significant components of the Company’s deferred tax assets (liabilities) as of December 31, 2023 and 2022 are as follows:

	As of December 31,
	2023	2022
Deferred tax assets:
Net operating loss carry-forward	$3,453,126	$3,338,726
Non-deductible reserves	1,058	-
Capitalized R&D costs	189,893	-
Lease liability	3,756	-
Share-based compensation	94,034	-
Gross deferred tax assets	3,741,867	3,338,726
Less valuation allowance	(3,043,135)	(3,338,726)
Total deferred tax assets, net of valuation allowance	698,732	-
Deferred tax liabilities:
Right of use asset	(3,719)	-
Prepaid expenses	(695,013)	-
Total deferred tax liabilities	(698,732)	-

Net deferred tax liabilities	$-	$-

The valuation allowance increased by $295,591 during 2023. In determining the need for a valuation allowance, the Company has given consideration to its worldwide cumulative loss position when assessing the weight of the sources of taxable income that can be used to support the realization of deferred tax assets. The Company has assessed, on a jurisdictional basis, the available means of recovering deferred tax assets, including the ability to carry-back net operating losses, the existence of reversing temporary differences, the availability of tax planning strategies and available sources of future taxable income. The Company has determined that it is more likely than not that the Company will not recognize the benefits of the U.S. Federal, state and net deferred tax assets, and, as a result, a full valuation allowance has been set against its net deferred tax assets as of December 31, 2023 and December 31, 2022.

At December 31, 2023, the Company had U.S. federal and state net operating loss carryforwards of approximately $6,339,101 and $6,338,851 respectively. At December 31, 2022, the Company had U.S. federal and state net operating loss carryforwards of approximately $5,807,867 and $5,807,367, respectively. The U.S. federal and state net operating losses carryforward indefinitely but may only be used to offset 80% of annual taxable income due to the Tax Cuts and Jobs Act. The Company had $6,835,123 and $6,560,235 of foreign net operating loss carryforwards which carryforward indefinitely at December 31, 2023 and December 31, 2022, respectively.

The Company complies with the provisions of ASC 740-10 in accounting for its uncertain tax positions. ASC 740-10 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740-10 and therefore has not included a tabular roll forward of unrecognized tax benefits. As there are no uncertain tax positions recognized, interest and penalties have not been accrued. The Company is subject to income tax in the United States, as well as various state and international jurisdictions. The Company has not been audited by any state tax authorities in connection with income taxes. The Company has not been audited by international tax authorities or any states in connection with income taxes.

The Company’s tax years December 31, 2020 through December 31, 2023 generally remain open to adjustment for all federal, state and foreign tax matters until its net operating loss and tax credit carryforwards are utilized or expire prior to utilization, and the applicable statutes of limitation have expired in the utilization year. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations.

Utilization of the NOL carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership change limitations that have occurred previously or that could occur in the future. These ownership changes may limit the amount of NOL and interest limitation carryforwards that can be utilized annually to offset future taxable income and tax, respectively. There could be additional ownership changes in the future, which may result in additional limitations on the utilization of the NOL and tax credit carryforwards.

The Company conducts business globally and, as a result, it files income tax returns in U.S. federal and state jurisdictions and in Australia. In the normal course of business, the Company may be subject to examination by taxing authorities throughout the world. The tax years that remain subject to examination by major tax jurisdictions include the years ended December 31, 2020, 2021, 2022 and 2023. As of December 31, 2023, the Company is not under income tax examination in any jurisdiction.

During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of tax examinations. As of December 31, 2023 and December 31, 2022, no reserves for uncertain tax positions have been established.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as income tax expense. During the years ended December 31, 2023 and 2022 the Company did not recognize interest and penalties related to unrecognized tax benefits.